Supplement dated February 20, 2024, to the Prospectus dated May 1, 2019, for

Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, and Great-

West Smart Track® II - 5 Year Variable Annuity

issued by Empower Annuity Insurance Company of America

Variable Annuity-2 Series Account

Supplement dated February 20, 2024, to the Prospectus dated May 1, 2019, for

Great-West Smart Track® Variable Annuity, Great-West Smart Track® II Variable Annuity, Great-West

Smart Track® II – 5 Year Variable Annuity

issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-2 Series Account of New York

This Supplement amends certain information contained in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Trustees of Delaware VIP Trust and Ivy Variable Insurance Portfolios approved an Agreement and Plan of Reorganization (the “Agreement”) between Delaware VIP International Series (the “Acquired Fund”) and Delaware Ivy VIP International Core Equity (the “Acquiring Fund”) that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), see table below. The Agreement provides for the acquisition of all assets and liabilities of the Acquired Fund by the Acquiring Fund.

The Reorganization is subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on March 25, 2024. If approved, the Reorganization is expected to take place on or about April 26, 2024 (the “Reorganization Date”). Effective one day before the Reorganization Date, the Acquired Fund will be closed to new and existing investors.

Acquired Fund	Acquiring Fund
Delaware VIP International Series - Service Class	Delaware Ivy VIP International Core Equity - Class II

Shareholders of the Acquired Fund will vote on the Reorganization, and the Reorganization will only occur if approved. On the Reorganization Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Acquired Fund will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Acquired Fund will be automatically updated with the corresponding Acquiring Fund after the Reorganization Date.

In late February 2024, a combined proxy statement/prospectus will be sent to Contract Owners invested in the Acquired Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

As of the Reorganization Date, this Supplement amends your Prospectus by removing all references to the Acquired Fund as an investment option under the Contract. As of the Reorganization Date, this Supplement further amends your Prospectus by adding the Acquiring Fund as investment option under your Contract.

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In a supplement dated January 17, 2024, to the prospectuses, summary prospectuses and Statement of Additional Information for the Delaware Funds by Macquarie®, investors in the variable insurance product funds were informed of changes to the names of the funds and names of the share classes. These changes will be effective upon the date of each fund’s 2024 prospectus.

The names of the following Portfolios available under your Contract will be changed as set forth below. With respect to your Prospectus, on May 1, 2024, all references to the Current Portfolio Name are replaced with the New Portfolio Name.

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware VIP Emerging Markets Series – Service Class	Macquarie VIP Emerging Markets Series – Service Class
Delaware Ivy VIP International Core Equity - Class II	Macquarie VIP International Core Equity – Service Class
Delaware VIP Small Cap Value Series – Service Class	Macquarie VIP Small Cap Value Series – Service Class

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If you have any questions regarding this Supplement or if you wish to obtain a prospectus for the Acquired Fund, or the other funds available under your Contract, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 1-800-456-6330. You may also obtain the Acquired Fund and other fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Reorganization Date.